UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
October 11, 2010
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4400 Carillon Point,
Kirkland, WA	98033
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 11, 2010, Clearwire Corporation (the “Company”) appointed Steve Ednie, age 42, as Interim Chief Accounting Officer of the Company. Erik Prusch, the Company’s Chief Financial Officer previously served as the Company’s principal accounting officer, and will continue to serve as the Company’s Chief Financial Officer.
     Mr. Ednie had previously served as the Company’s Vice President of Tax and Chief Tax Officer since August 2004. Prior to working at the Company, Mr. Ednie worked at Expedia, Inc. from 2002 to 2004 and XO Communications, Inc. from 1997 to 2002. Mr. Ednie started his career with Coopers & Lybrand, LLP as a Certified Public Accountant.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION
Dated: October 14, 2010	By:	/s/ Broady R. Hodder
Broady R. Hodder
Senior Vice President and General Counsel